                STOCK ELECTION FORM AND LETTER OF TRANSMITTAL
                                 TO ACCOMPANY
                            SHARES OF COMMON STOCK
                                      OF
                       THERMADYNE HOLDINGS CORPORATION

   This Form is to accompany the certificates for shares of common stock, par value $0.01 per share ("Company Common Stock"), of Thermadyne Holdings Corporation ("Thermadyne" or the "Company") if such certificates are submitted pursuant to an election (a "Stock Election") to retain shares of Company Common Stock (the "Stock Election Price") in connection with the proposed merger (the "Merger") of Mercury Acquisition Corporation with and into Thermadyne.

   TO MAKE A VALID STOCK ELECTION, THIS LETTER (AND THE ACCOMPANYING SHARE CERTIFICATES) MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE 5:00 PM, NEW YORK
CITY TIME, ON      ,        , 1998.

   Holders of Company Common Stock who do not wish to make a Stock Election (any such holder, a "Non-Electing Holder") should not submit this Form. Each share of Company Common Stock owned by any such Non-Electing Holder will automatically, subject to proration as described in the Proxy Statement (as defined below), be converted into the right to receive an amount equal to $34.50 in cash from Thermadyne following the Merger.

                        To: [       ], Exchange Agent

   By mail:     By hand:      By overnight courier:
[             [            [

            ]             ]                         ]

   Facsimile (for eligible institutions only): [( )  ]

   Confirm facsimile by telephone ONLY: [( )  ]

Delivery of this Form to an address, or transmission of instructions via a telecopy facsimile number, other than as set forth above, does not constitute a valid delivery.

   Ladies and Gentlemen:

     In connection with the merger (the "Merger") of Mercury Acquisition Corporation ("Mercury") with and into Thermadyne Holdings Corporation ("Thermadyne" or the "Company"), the undersigned hereby submits the certificate(s) for shares of common stock, par value $0.01 per share, of Thermadyne ("Company Common Stock") listed below and elects to have all or a portion of the shares of Company Common Stock represented by such certificates as set forth below converted into the right to retain shares of Company Common Stock following the Merger ("the Stock Election Price"). I understand that, in the Merger, shares of Company Common Stock (other than any such shares owned by Mercury, held in treasury by the Company or with respect to which appraisal rights are exercised) will be converted, at the option of the holder, subject to certain restrictions set forth in the Proxy Statement, into (i) the right to receive $34.50 per share in cash or (ii) the right to retain one share of Company Common Stock. I further understand that due to the restrictions on the number of shares of Company Common Stock which may be retained by existing holders thereof, I may receive no shares of Company Common Stock, or fewer or more such shares. I further understand that no fractional shares of Company Common Stock will be issued, and that I will receive cash in lieu of any such fraction of a share to which I would otherwise be entitled.

     The following election is subject to (i) the terms, conditions and
    limitations set forth in the Proxy Statement/ Prospectus, dated       ,
    1998 relating to the Merger (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger between Thermadyne and Mercury, dated as of January 20, 1998 as the same may be amended from time to time (the "Merger Agreement"), a conformed copy of which appears as Annex A to the Proxy Statement, and
    (iii) the accompanying Instructions.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of Company Common Stock to the Company and to receive on behalf of the undersigned, in exchange for the shares of Company Common Stock represented thereby, any certificate for Stock Election Shares or any check for cash issuable in the Merger pursuant to the Merger Agreement. If certificates of Company Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such certificates representing shares of Company Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

     Unless otherwise indicated under Special Payment Instructions below, please issue any certificate for the Stock Election Price and/or any check issuable in exchange for the shares of Company Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such Company Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate for shares of Company Common Stock and/or any check for cash issuable in exchange for the shares of Company Common Stock represented by the certificates submitted hereby to the registered holder(s) of the Company Common Stock at the address or addresses shown above.

       I UNDERSTAND THAT IF I WISH TO RECEIVE CASH ONLY, I NEED NOT COMPLETE THIS FORM; ADDITIONAL INSTRUCTIONS WILL BE SENT TO ME LATER.

     I hereby represent and warrant that I have full power and authority to sell, transfer and assign the shares of Company Common Stock accompanying this Stock Election Form and Letter of Transmittal. I will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Thermadyne to be necessary or desirable to complete such sale, assignment or transfer.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX I

                                                                  SHARES SUBMITTED
 NAMES AND ADDRESS(ES) OF REGISTERED HOLDERS*           (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------  -----------------------------------------------------
                                                                     TOTAL NUMBER
                                                                      OF SHARES         NUMBER OF
                                                   CERTIFICATE      REPRESENTED BY        SHARES
                                                     NUMBER         CERTIFICATE(S)     SUBMITTED**
----------------------------------------------  ---------------- ------------------  ---------------
----------------------------------------------  ---------------- ------------------  ---------------

----------------------------------------------  ---------------- ------------------  ---------------

----------------------------------------------  ---------------- ------------------  ---------------

----------------------------------------------  ---------------- ------------------  ---------------
                                                 Total Common
                                                    Shares
----------------------------------------------  ---------------- ------------------  ---------------
*Only certificates registered in a single form may be deposited with this Form of Election. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election as there are different registrations of certificates.
----------------------------------------------------------------------------------------------------
**Unless otherwise indicated, it will be assumed that all shares submitted are to be treated as having made a Stock Election.
----------------------------------------------------------------------------------------------------

 [ ] Check here if you cannot locate certificates. Upon receipt of this Form, the Agent will contact you directly with replacement instructions.

             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS D(6) AND D(7)

  To be completed ONLY if the certificates for the Stock Election Price are to be registered in the name of, or the checks are to be made payable to, someone other than the registered holder(s) of shares of Company Common Stock.

Issue certificate and/or check to:
Name
-----------------------------------------------------------------------------
                                (PLEASE PRINT)



-----------------------------------------------------------------------------
                                (PLEASE PRINT)
Address
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)



-----------------------------------------------------------------------------
                            (TAX IDENTIFICATION OR
                           SOCIAL SECURITY NUMBER)

  (Note: if this box is completed, endorsement on the surrendered certificates(s) or signature(s) on the accompanying instrument of transfer MUST BE GUARANTEED in the usual form by a bank or any eligible guarantor institution (see Instruction 7). PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 BELOW.)
-----------------------------------------------------------------------------

BOX III

                        SPECIAL DELIVERY INSTRUCTIONS
                            (SEE INSTRUCTIONS D(8)
  To be completed ONLY if the certificates for the Stock Election Price are to be registered in the name of, and/or the checks are to be made payable to, the registered holder(s) of shares of Company Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above

 Mail certificate and/or check to:

 Name
 ----------------------------------------------------------------------------
                                (PLEASE PRINT)



 ----------------------------------------------------------------------------
                                (PLEASE PRINT)
 Address


 ----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)



 ----------------------------------------------------------------------------
                             (INCLUDING ZIP CODE)

BOX IV

                                  SIGN HERE
                 ALL HOLDERS OF COMMON STOCK MUST SIGN BELOW
       (SEE INSTRUCTIONS D(1) AND D(7) CONCERNING SIGNATURE GUARANTEE)

 ----------------------------------------------------------------------------


 ----------------------------------------------------------------------------
                          (SIGNATURE(S) OF OWNER(S))

    Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a fiduciary capacity, set forth full title in such capacity and see Instruction D(3).

 Signature(s) Guaranteed:
-----------------------------------------------------------------------------
                            (SEE INSTRUCTION D(7))

 Name(s):
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

 Name(s):
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

 Name(s):
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

-----------------------------------------------------------------------------

 (Area Code and Telephone Number(s)):

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

 (Tax Identification or Social Security Number(s)):

-----------------------------------------------------------------------------

 Dated:                                                                 , 1998
       -----------------------------------------------------------------

BOX V

                            GUARANTEE OF DELIVERY
        (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

 The undersigned is:
  o  a member of a national securities exchange,
  o  a member of the National Association of Securities Dealers, Inc., or
  o  a commercial bank or trust company in the United States;
 and guarantees to deliver to the Exchange Agent the certificates for shares of Company Common Stock to which this Form relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Thermadyne, no later than 5:00 P.M. New York City time on the fifth New York Stock Exchange trading day after the date of execution of this guarantee of delivery.

-----------------------------------------------------------------------------
                             (FIRM-PLEASE PRINT)

 Authorized Signature:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

 Address:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                      (TAX CODE AND TELEPHONE NUMBER(S))

-----------------------------------------------------------------------------
                                (CONTACT NAME)

                                             PAYER: [          ]

-------------------------------------------------------------------------------------------------------------
SUBSTITUTE                        Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT  ----------------------------
FORM W-9                          THE RIGHT AND CERTIFY BY SIGNING AND DATING       SOCIAL SECURITY NUMBER
Department of the Treasury        BELOW.                                                      OR
Internal Revenue Service                                                         ----------------------------
PAYER'S REQUEST FOR TAXPAYER                                                        EMPLOYER IDENTIFICATION
IDENTIFICATION NUMBER (TIN)                                                                 NUMBER

--------------------------------  ---------------------------------------------- ---------------------------
PAYER'S REQUEST FOR               PART 2-- Please check the box at the right if you have applied for, and are
 TAXPAYER IDENTIFICATION          awaiting receipt of, your TIN. []
 NUMBER (TIN)                     CERTIFICATION--Under penalties of perjury, I certify that:
                                  (1)   The number shown on this form is my correct Taxpayer Identification
                                        Number (or I am waiting for a number to be issued to me), and
                                  (2)   I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or the
                                        IRS has notified me that I am no longer subject to backup
                                        withholding.
                                  CERTIFICATION INSTRUCTIONS --You must cross out item (2) above if you have been notified by the IRS that you arc subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see
                                  Certification under Specific Instructions in the enclosed Guidelines.)

--------------------------------  ---------------------------------------------------------------------------
SIGNATURE:                                                                                       DATE: , 1998
-------------------------------------------------------------------------------------------------------------

         IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me pursuant to this Merger shall be retained until I provide a Tax Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

Signature                               Date
         -----------------------------      ------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE ELECTION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

(DO NOT WRITE IN SPACES BELOW)

                                    SHARES
                                   CONVERTED
                                   INTO THE
                                     STOCK                                        SHARES
       SHARES         SHARES       ELECTION                           BLOCK     CONVERTED      CHECK     AMOUNT OF
    SURRENDERED      ACCEPTED        PRICE       CERTIFICATE NO.       NO.      INTO CASH       NO.         CHECK
-----------------  ------------ -------------  ------------------- ---------  ------------- ---------  --------------
-----------------  ------------ -------------  ------------------- ---------  ------------- ---------  --------------







Delivery Prepared By                           Checked By                                   Date
------------------------------- -------------  ----------------------------------------------------------------------


                                 INSTRUCTIONS

A. SPECIAL CONDITIONS.

   1. TIME IN WHICH TO ELECT. To be effective, an election pursuant to the terms and conditions set forth herein (an "Election") on this Form or a facsimile hereof, accompanied by the above-described certificates representing shares of Company Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 P.M., New York City time, on [ ], 1998 (the "Election Date"). Holders of Company Common Stock whose stock certificates are not immediately available may also make an effective Election by completing this form or facsimile hereof, having the Guarantee of Delivery box (BOX V) properly completed and duly executed by an eligible institution (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Thermadyne, no later than 5:00 P.M., New York City time, on the fifth New York Stock Exchange trading day after the date of execution of such guarantee of delivery). Subject to the proration provisions of the Merger Agreement, each share of Company Common Stock with respect to which the Exchange Agent shall have not received an effective Election prior to the Election Date, or with respect to which the proration procedures set forth in the Proxy Statement pertain, outstanding at the Effective Time of the Merger will be converted into the right to receive an amount equal to $34.50 in cash from the Company following the Merger. See Instruction C.

   2. REVOCATION OF ELECTION. Any Election may be revoked by the person who submitted this Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date. Such notice must specify the person in whose name the shares of Company Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election is revoked, and the certificate(s) for shares withdrawn, the Company Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

   3. TERMINATION OF RIGHT TO ELECT. If for any reason the Merger is not consummated or is abandoned, all Forms will be void and of no effect. Certificate(s) for Company Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B. ELECTION AND PRORATION PROCEDURES.

   A description of the election and proration procedures is set forth in the Proxy Statement under ["THE MERGER--Stock Election"] and ["THE MERGER--Stock Election Procedure."] A full statement of the election and proration procedures is contained in the Merger Agreement and all Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY ELECTION, A HOLDER OF COMPANY COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER ["THE MERGER--CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES."] SEE ALSO ["RISK FACTORS--TAXATION OF STOCKHOLDERS RECEIVING CASH--POSSIBLE DIVIDEND TREATMENT"] IN THE PROXY STATEMENT FOR A DISCUSSION OF THE POSSIBILITY THAT THE RECEIPT OF CASH AS A RESULT OF PRORATION BY A HOLDER WHO HAS MADE A STOCK ELECTION MAY BE TREATED AS A DIVIDEND AS OPPOSED TO A CAPITAL GAIN.

   AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF COMPANY COMMON STOCK MAY RECEIVE STOCK ELECTION SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF STOCK ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. RECEIPT OF STOCK ELECTION SHARES OR CHECKS

   As soon as practicable after the Effective Time of the Merger and after the Election Date, the Exchange Agent will mail certificate(s) for Stock Election Shares and/or cash payments by check to the holders of Company Common Stock with respect to each share of Company Common Stock which is included in any effective Election. Subject to the proration provisions of the Merger Agreement, holders of Company Common Stock who declined to make an Election, or failed to make an effective Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $34.50 in cash, subject to proration, as soon as practicable after the certificate(s) representing such share or shares have been submitted.

   No fractional shares will be issued in connection with the Merger. In lieu thereof, the Exchange Agent, as agent for the holders of Company Common Stock who become entitled to a fraction of a Non-Electing Share, shall promptly sell the aggregate of the fractional share interests of such holders and remit the net proceeds thereof (after commissions, costs and expenses incurred in connection with such sale) to such holders according to their respective interests therein.

D. GENERAL.

   1. EXECUTION AND DELIVERY. This Form or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificates representing the shares of Company Common Stock as to which the Election is made or with a duly signed guarantee of delivery of such certificates) to the Exchange Agent at any of the addresses set forth above.

   THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

   2. INADEQUATE SPACE. If there is insufficient space on this Form to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

   3. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of Company Common Stock described on this Form have been assigned by the registered holder(s), in which event this Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

   If this Form is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

   If this Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form.

   4. PARTIAL EXCHANGES. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be submitted for exchange, fill in the number of shares which are to be submitted in the box entitled "Shares Submitted". In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the registered owners as soon as practicable following the Election Date. All shares represented by certificates submitted hereunder will be deemed to have been submitted unless otherwise indicated.

   5. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of this Form below your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Stock Election Shares and/or any checks in accordance with the Merger Agreement.

   6. NEW CERTIFICATES AND CHECKS IN SAME NAME. If any stock certificate(s) representing Stock Election Shares or any check(s) in respect of Stock Election Shares are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of Company Common Stock submitted with this Form, no endorsement of certificate(s) or separate stock power(s) are required.

   7. NEW CERTIFICATES AND CHECKS IN DIFFERENT NAME. If any stock certificate(s) representing the Stock Election Price or any check(s) in respect of the Stock Election Price are to be registered in, or payable to the order of, other than exactly the name that appears on the certificate(s) representing shares of Company Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company in the United States which is a member in good standing of the Agent's Medallion Program.

   8. SPECIAL DELIVERY INSTRUCTIONs. If the checks are to be payable to the order of, and/or the certificates for the Stock Election Price are to be registered in, the name of the registered holder(s) of shares of Company Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX III.

   9. MISCELLANEOUS. A single check and/or a single stock certificate representing the Stock Election Price will be issued.

   All questions with respect to this Form and the Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Election and computations as to proration) will be determined by Thermadyne and Mercury, which determination shall be conclusive and binding.

   10. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any cash payments made to holders of Company Common Stock pursuant to the Merger. To prevent backup withholding, each holder (including a holder that makes the Stock Election because of the possibility that such holder will receive cash as a result of proration) should complete and sign the Substitute Form W-9 included in this Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the substitute Form W-9 is checked, the Exchange Agent shall retain 31% of cash payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificates for Company Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

   For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause the Stock Election to be deemed invalid, but may require the Exchange Agent to withhold 31% of the amount of any cash payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                 , 1998